SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 20, 1997

                          ALTA GOLD CO.
        (Exact name of Registrant as specified in charter)

                              Nevada
          (State or other jurisdiction of incorporation)

         2-2274                                    87-0259249
(Commission File Number)                         (IRS Employee
                                              Identification No.)

601 Whitney Ranch Drive, Henderson, Nevada              89014
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (702)433-8525

                          Not Applicable
  (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On January 20, 1997, the Board of Directors of Alta Gold Co. (the "Company") authorized the restatement of the Company's Articles of Incorporation without amendment, to set forth in a single certificate the entire text of its Articles of Incorporation, including all amendments since the date of its incorporation on May 7, 1962, and to omit the names, signatures and acknowledgments of the incorporators from the Restated Articles of Incorporation and to include the names and addresses of the present directors instead of the names of the original directors. The Board of Directors also authorized the restatement of the Company's By-Laws to set forth in a single certificate the entire text of its By-Laws and all amendments.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial  statements  of  businesses  acquired.   Not
applicable.

     (b)  Pro forma financial information.  Not applicable.

     (c)  Exhibits.

          EXHIBIT NO. DESCRIPTION

             4.01     Restated Articles of Incorporation of  the
                      Company dated January 20, 1997.

             4.02     Restated  By-Laws  of  the  Company  dated
                      January 20, 1997.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ALTA GOLD CO.
                           (Registrant)


Date: February 3, 1997     By: /s/ John A. Bielun
                               John A. Bielun
                               Senior Vice President and Chief
                               Financial Officer


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                          EXHIBIT INDEX


EXHIBIT                                                    PAGE
 NUMBER                    DESCRIPTION                    NUMBER

4.01     Restated  Articles  of  Incorporation  of   the    5
         Company dated January 20, 1997.

4.02     Restated  By-Laws of the Company dated  January    8
         20, 1997.

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